                                                                   Exhibit 99.01

                        SEPARATION AGREEMENT AND RELEASE

     This  Separation  Agreement  and Release (the  "Agreement")  is dated as of
September 1, 2004, by and between,  Del Global  Technologies  Corp.,  a New York corporation (the "Company"), and Thomas V. Gilboy ("Gilboy").

     WHEREAS,  on or about  August  23,  2004,  Gilboy  tendered  his  voluntary resignation to the Company.

     WHEREAS,  the Company and Gilboy are parties to an agreement  dated October
28, 2002 (the "Change in Control Agreement").

     WHEREAS,  this Agreement governs the terms of Gilboy's  separation from the
Company.

     NOW,  THEREFORE,  in  consideration  of the mutual covenants and agreements contained herein and for other good and valuable consideration,  the receipt and sufficiency  of which are  hereby  acknowledged,  the  parties  hereby  agree as follows:

     1. As of the close of business August 31, 2004,  Gilboy's employment by the
Company shall cease. As severance,  Gilboy will receive a payment of one hundred and  forty-thousand  dollars  ($140,000) which payment shall be made as follows:
(i)  fifty-thousand  dollars ($50,000) within five (5) business days of Gilboy's execution  and  delivery  of an  executed  Agreement  to the  Company,  and (ii)
ninety-thousand  dollars ($90,000) within sixty (60) days of Gilboy's  execution and delivery of an executed  Agreement to the Company.  Such  payments  shall be made net of applicable state and federal withholding and other taxes customarily withheld by the Company.  Gilboy further  understands that the Change in Control
Agreement is hereby terminated and is of no further force and effect and that he is entitled to no payment from the Company of any kind or nature pursuant to the
Change in Control Agreement.

     2. In exchange for the consideration received under this Agreement,  Gilboy hereby  irrevocably  and  unconditionally  releases and forever  discharges  the
Company, its predecessors, parents, subsidiaries,  affiliates, and past, present and future officers, directors, agents, consultants, employees, representatives, attorneys, and insurers, as applicable, together with all successors and assigns of any of the foregoing (collectively, the "Releasees"), of and from all claims, demands, actions, causes of action, rights of action, contracts,  controversies,
covenants,   obligations,   agreements,   damages,  penalties,  interest,  fees,
expenses, costs, remedies, reckonings, extents,  responsibilities,  liabilities, suits, and proceedings of whatsoever  kind,  nature,  or description,  direct or indirect, vested or contingent,  known or unknown, suspected or unsuspected,  in contract,  tort, law, equity, or otherwise,  under the laws of any jurisdiction, that Gilboy or his predecessors,  legal representatives,  successors or assigns, ever had, now has, or hereafter can, shall, or may have,  against the Releasees, as set forth above, jointly or severally, for, upon, or by reason of any matter, cause,  or thing  whatsoever  from  the  beginning  of the  world  through,  and including,  the date of this Agreement (the  "Claims"),  arising out of Gilboy's employment with the Company.

     It is understood and agreed that Gilboy hereby expressly waives any and all laws or  statutes,  of any  jurisdiction  whatsoever,  which may provide  that a general release does not extend to claims not known or suspected to exist at

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the time of executing a release  which if known would have  materially  affected the decision to give said release. It is expressly intended and agreed that this
Release does in fact extend to such unknown or unsuspected Claims arising out of
Gilboy's  employment  with the Company related to anything which has happened to the date hereof even if knowledge  thereof  would have  materially  affected the decision to give said release.

     Furthermore, this Release includes, but is not limited to, any and all:

          (a) employment and/or benefit related claims under any federal,  state or local law, employment law or civil rights law, including, but not limited to, the Americans with  Disabilities Act, the National Labor Relations Act, the Fair
Labor  Standards Act and any other  federal,  state or local wage,  wage hour or wage payment law, the Employee  Retirement Income Security Act of 1974 ("ERISA")
including,  but not limited to, breach of fiduciary  duty and  equitable  claims arising under ss.1132(a)(3) of ERISA, Title VII of the Civil Rights Act of 1964,
the Vocational  Rehabilitation  Act of 1973, the Civil Rights Acts of 1866, 1871
and 1991, including Section 1981 of the Civil Rights Act, the Family and Medical
Leave  Act,  the  Worker  Adjustment  and  Retraining  Notification  Act (all as
amended); and

          (b) employment  and/or benefit  related claims arising under common or other law including any policy,  procedure or practice of the Releasees, and any contract or tort (including but not limited to claims of defamation, intentional or negligent infliction of emotional distress,  tortious interference,  wrongful or abusive discharge, conversion, fraud, negligence, loss of consortium) claims;
and

          (c) claims of retaliation under all federal, state, local or common or other law;

     Except to enforce this  Agreement,  Gilboy  agrees that he will not pursue, file or assert or permit to be pursued, filed or asserted any civil action, suit or legal proceeding seeking equitable or monetary relief (nor will he seek or in any way  obtain or accept  any such  relief in any civil  action,  suit or legal proceeding) in connection with any matter concerning his employment relationship with the  Company  and/or the  termination  thereof  with  respect to all of the claims  released  herein  arising  from  the  beginning  of the  world up to and including the date of execution of this  Agreement  (whether known or unknown to him and including any continuing  effects of any acts or practices  prior to the date of  execution of this  Agreement).  Gilboy  further  agrees that should any class  action or  collective  action  lawsuit be brought  against the Company in which he may be a  participant,  he will  opt-out  (or not opt-in) to the class.
Except for the payments and benefits set forth herein,  Gilboy acknowledges that he has been  paid all  wages  and  other  amounts  due to him and that he is not entitled to any other payments or benefits of any kind.

     If Gilboy should bring any action arising out of the subject matter covered by this  Agreement,  except  to  enforce  this  Agreement,  he  understands  and recognizes  that he will,  at the option of Company,  be considered in breach of this  Agreement  and shall be required to  immediately  return any and all funds received pursuant to this Agreement.

     3. Upon execution of this  Agreement,  the Company hereby  irrevocably  and unconditionally  releases and forever  discharges Gilboy of and from all claims, demands, actions, causes of action, rights of action, contracts,  controversies,

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covenants,   obligations,   agreements,   damages,  penalties,  interest,  fees,
expenses, costs, remedies, reckonings, extents,  responsibilities,  liabilities, suits, and proceedings of whatsoever  kind,  nature,  or description,  direct or indirect,  vested or contingent,  which are presently  known in contract,  tort, law, equity, or otherwise, under the laws of any jurisdiction,  that the Company now has, or hereafter can, shall, or may have, against Gilboy,  for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of the world through, and including,  the date of this Agreement (the "Claims").  The Company represents that, as of the date of this Agreement, it is not aware of any claims that may be made against Gilboy by reason of his employment with the Company.

     4. Gilboy agrees that, upon reasonable  request, he will cooperate with the
Company so long as such cooperation does not interfere in any material  respects with any full-time job he may have.  Such  cooperation  shall  include,  without limitation,  assisting  the  Company  in the  year-end  audit  process  and  the preparation of its Annual Report on Form 10-K for the fiscal year ended July 31,
2004.

     5. Gilboy agrees that he will not  disclose,  directly or  indirectly,  the underlying facts that led up to this Agreement or the terms or existence of this
Agreement.  Notwithstanding  the foregoing,  this paragraph shall not bar Gilboy from disclosure to the extent legally  necessary to enforce this Agreement,  nor does it prohibit  disclosures to the extent otherwise legally required (but only if Gilboy  promptly  notifies the Company of such a disclosure  obligation  such that the Company may take  whatever  action it deems  appropriate  to prevent or limit the required disclosure).

     6. This Agreement shall be governed by and construed in accordance with the laws  of  the  State  of New  York,  without  regard  to  its  conflicts  of law principles.  Any  dispute  regarding  this  Agreement,  or  relating to Gilboy's employment with the Company,  shall be brought in the courts located in New York
County,  New York which will be the exclusive  jurisdiction  for such  disputes.
Gilboy hereby expressly waives a right to a jury in any such actions.

     7. This Agreement may not be changed or altered, except by a writing signed by both  parties.  Until  such  time as this  Agreement  has been  executed  and subscribed  by  both  parties  hereto:  (i) its  terms  and  conditions  and any discussion  relating  thereto,  without any exception  whatsoever,  shall not be binding nor  enforceable  for any purpose upon any party;  and (ii) no provision contained  herein shall be construed as an  inducement  to act or to withhold an action, or be relied upon as such.

     8. This Agreement constitutes an integrated,  written contract,  expressing the entire agreement and  understanding  between the parties with respect to the
subject  matter  hereof  and  supersedes  any  and  all  prior   agreements  and
understandings, oral or written, between the parties.

     9.  Any and all  notices  or other  communications  required  or  permitted hereunder  shall be in writing and shall be deemed  given and  effective  on the earliest of (i) the date of  transmission,  if such notice or  communication  is delivered via facsimile to the Company's  facsimile prior to 5:30 p.m. (New York
City  time)  on a  Business  Day,  (ii)  the  Business  Day  after  the  date of transmission,  if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 5:30 p.m. (New
York city time) on any date and earlier than 11:59 p.m.  (New York City time) on

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such date,  (iii) the Business  Day  following  the date of mailing,  if sent by nationally  recognized overnight courier service, or (iv) upon actual receipt by the party to whom such  notice is  required  to be given.  The  address for such notices and communications shall be Gilboy's current residence and the Company's current office address.

     10. Gilboy  represents that has not assigned or transferred any Claim he is releasing. This Agreement binds Gilboy's heirs, administrators, representatives, executors,  successors,  and  assigns,  and will  insure to the  benefit  of all
Releasees  and  their   respective   heirs,   administrators,   representatives,
executors, successors, and assigns.

     11. If any provision in this  Agreement is found to be  unenforceable,  all other provisions will remain fully enforceable.

     12. Gilboy  acknowledges that he has consulted with, or had a full and fair opportunity  to consult  with,  independent  legal  counsel  regarding the legal effect of this  Agreement,  and is  entering  into  this  Agreement  freely  and voluntarily.

     13. This Agreement may be executed in counterparts,  each of which shall be deemed an original,  but all of which together shall constitute one and the same instrument.

     Gilboy hereby  certifies  that he has read the terms of this  Agreement and that he understands the terms and effects of this Agreement. Gilboy acknowledges that he is executing this Agreement without relying on any representations other than those contained within this Agreement. Gilboy acknowledges that he has been afforded a reasonable time to review,  consider,  and execute this Agreement and understands that this Agreement becomes effective immediately upon execution.

     Gilboy understands and agrees that he has until September 22, 2004, to sign and return this Agreement to the Company.

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     IN WITNESS  WHEREOF,  the parties have  executed  this  Agreement as of the first date set forth above.

DEL GLOBAL TECHNOLOGIES CORP.

By: /s/ Walter F. Schneider
   --------------------------------
   Walter F. Schneider, Chief Executive Officer

/s/ Thomas V. Gilboy
-----------------------------------
Thomas V. Gilboy